UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2014 (November 20, 2014)

American Realty Capital – Retail Centers of America II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-196594	38-3930764
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointments of William M. Kahane as Chief Executive Officer to Replace Nicholas S. Schorsch, Nicholas Radesca as Treasurer to Replace William M. Kahane and Kase Abusharkh as Chief Investment Officer to Replace Peter M. Budko

On November 20, 2014, the board of directors of American Realty Capital – Retail Centers of America II, Inc. (the “Company”) appointed William M. Kahane, currently the president, chief operating officer, treasurer and secretary of the Company, to serve as the Company’s chief executive officer, effective as of that same date.

Mr. Kahane’s appointment as chief executive officer of the Company reflects the greater responsibility he will be taking for non-traded real estate investment trusts, business development companies and other programs currently in offering that are directly or indirectly sponsored by AR Capital, LLC, the parent of the Company’s sponsor. For these programs, subject to the approval of the applicable board of directors or trustees, Mr. Kahane will either assume the role of chief executive officer, or take on the position of board chairman where a chief executive officer has already been identified. Moreover, subject to applicable provisions in each program’s organizational documents and committee charters, Mr. Kahane will be charged with examining the board composition of each of these programs to reduce overlap among independent directors from one board to the next, and assure that the independent directors are sufficient in number and suitable in skill sets to properly and effectively perform their responsibilities, especially with respect to the audit function and general oversight. Moreover, Mr. Kahane will recommend to the applicable boards that each unrelated company of sufficient size has its own chief financial officer.  In addition, he will ensure that accounting, legal and other services furnished to each of the programs are sufficiently differentiated as to minimize concentration in any one firm. Mr. Kahane will further see to it that each of the companies has a strong internal audit function to assure confidence in the financial controls and statements of all of the programs.

Simultaneously with his appointment as chief executive officer of the Company, Mr. Kahane resigned from his role as treasurer of the Company and the Company’s advisor. Mr. Kahane did not resign pursuant to any disagreement with the Company. Mr. Kahane will continue to serve in his capacity as president, chief operating officer and secretary of the Company and the Company’s advisor. In connection with Mr. Kahane’s appointment as chief executive officer of the Company, Nicholas S. Schorsch resigned from his role as chief executive officer of the Company, effective as of that same date. Mr. Schorsch did not resign pursuant to any disagreement with the Company. Mr. Schorsch also resigned from his role as chief executive officer of the Company’s advisor. Mr. Kahane will also replace Mr. Schorsch as chief executive officer of the Company’s advisor and will continue to serve as president, chief operating officer and secretary of the Company’s advisor.

Simultaneously with Mr. Kahane’s resignation from his role as treasurer of the Company, the Company’s board of directors appointed Nicholas Radesca, currently the chief financial officer of the Company, to serve as the Company’s treasurer. Mr. Radesca will continue to serve in his capacity as chief financial officer of the Company. Mr. Radesca will also replace Mr. Kahane as treasurer of the Company’s advisor and will continue to serve as chief financial officer of the Company’s advisor. There are no related party transactions involving Mr. Kahane or Mr. Radesca that are reportable under Item 404(a) of Regulation S-K.

Also on November 20, 2014, the Company’s board of directors appointed Kase Abusharkh, currently the chief investment officer of the Company’s advisor, to serve as the Company’s chief investment officer, effective as of that same date. In connection with Mr. Abusharkh’s appointment as chief investment officer of the Company, Peter M. Budko resigned from his role as executive vice president and chief investment officer of the Company, effective as of that same date. Mr. Budko did not resign pursuant to any disagreement with the Company. Mr. Budko also resigned from his role as executive vice president of the Company’s advisor. There are no related party transactions involving Mr. Abusharkh that are reportable under Item 404(a) of Regulation S-K.

William M. Kahane, 66, has served as president, chief operating officer, treasurer and secretary of the Company and the Company’s advisor since November 2014. Mr. Kahane has served as a director of ARC Realty Finance Trust, Inc. (“ARC RFT”) since November 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since November 2014, and had previously served as an executive officer and director of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Trust V, Inc. (“ARCT V”), the ARCT V advisor and the ARCT V property manager since November 2014. Mr. Kahane has served as chief executive officer of AR Capital Acquisition Corp. since August 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since October 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust II, Inc. (“ARC Global II”), the ARC Global II advisor and the ARC Global II property manager since October 2014. Mr. Kahane has served as chief executive officer and president of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) since August 2013. Mr. Kahane has served as co-chief executive officer of the ARC HOST advisor and chief executive officer of the ARC HOST property manager since August 2013. Mr. Kahane has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Kahane has served as a director of American Realty Capital-Retail Centers of America, Inc. (“ARC RCA”) since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and in November 2014, Mr. Kahane was appointed as president, chief operating officer, treasurer and secretary of ARC RCA and the ARC

RCA advisor. Mr. Kahane served as a director of American Realty Capital Properties, Inc. (“ARCP”) from February 2013 to June 2014. He also served as a director and executive officer of ARCP from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of Phillips Edison-ARC Shopping Center REIT Inc. since December 2009. Mr. Kahane has also served as a director of New York REIT, Inc. (“NYRT”) since its formation in October 2009 and also served as president and treasurer of NYRT from its formation in October 2009 until March 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) since its formation in August 2010. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust II, Inc. since March 2013. Mr. Kahane has served as a director of Phillips Edison-ARC Grocery Center REIT II Inc. since August 2013. Mr. Kahane also has been the interested director of Business Development Corporation of America (“BDCA”) since its formation in May 2010 and Business Development Corporation of America II since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane has served as a director of RCS Capital Corporation (“RCAP”) since February 2013, and served as chief executive officer of RCAP from February 2013 until September 2014. Mr. Kahane has served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. since February 2014 and served as a director of Cole Credit Property Trust, Inc. from May 2014 until February 2014. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co. (“Morgan Stanley”), specializing in real estate, including the lodging sector becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at American Financial Realty Trust (“AFRT”) from April 2003 to August 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business.

Nicholas Radesca, 49, has served as chief financial officer of the Company and the Company’s advisor since May 2014. Mr. Radesca has served as chief financial officer and treasurer of ARC RFT and the ARC RFT advisor since January 2013, and as secretary of ARC RFT and the ARC RFT advisor since November 2014. Mr. Radesca has also served as the chief financial officer and treasurer of American Energy Capital Partners, LP’s general partner since October 2013. Mr. Radesca has served as chief financial officer of American ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since January 2014. In addition, Mr. Radesca has served as chief financial officer of ARCT V, the ARCT V advisor and the ARCT V property manager since January 2014. Mr. Radesca has also served as chief financial officer and treasurer of BDCA and the BDCA advisor since February 2013. Mr. Radesca was appointed as secretary of BDCA in June 2013. Mr. Radesca has also served as chief financial officer of ARC Global II, the ARC Global II advisor and the ARC Global II property manager since May 2014. Mr. Radesca has also served as the interim chief financial officer of ARC Global, the ARC Global advisor and the ARC Global property manager, the interim chief financial officer, treasurer and secretary of ARC HOST, the ARC HOST advisor and the ARC HOST property manager and the interim chief financial officer of ARC RCA and the ARC RCA advisor since May 2014. Prior to joining American Realty Capital in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc. (“iStar”), a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has more than 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. Mr. Radesca holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

Kase Abusharkh, 32, was appointed as chief investment officer of the Company’s advisor in August 2014. Mr. Abusharkh also serves as president of Sperry Van Ness | The Kase Group, known as The Kase Group, a real estate firm that Mr. Abusharkh helped form in June of 2006. Mr. Abusharkh has 13 years of experience in commercial real estate finance, acquisition, disposition and development, with a specialized focus on retail properties. Mr. Abusharkh has facilitated over $2 billion in commercial real estate transactions in his career and was the number one net leased broker within the Sperry Van Ness organization every year from 2006 to 2013. Mr. Abusharkh is also a developer and principal in a number of developments and repositions in Walnut Creek, California, San Francisco, California, Sonoma County, California, Monterey County, California, Alameda County California, and Charlotte, North Carolina. Mr. Abusharkh received his Bachelor’s Degree in economics and business administration from St. Mary’s College of California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA II, INC.

Date: November 21, 2014	By:	/s/ William M. Kahane
		Name:	William M. Kahane
		Title:	Chief Executive Officer